EXHIBIT 10.253

                                    FORM OF
                     AMENDMENT NO. 3 TO FINANCING AGREEMENTS




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                                    FORM OF
                     AMENDMENT NO. 3 TO FINANCING AGREEMENTS



                                 April __, 1995


Electronic Associates, Inc.
185 Monmouth Parkway
West Long Branch, NJ 07764

Gentlemen:

     Congress Financial Corporation, a California corporation (together with its successors and assigns, "Congress") and Electronic Associates, Inc., a New Jersey corporation (together with its successors and assigns, "Borrower") have entered into certain financing arrangements pursuant to the Accounts Financing Agreement (Security Agreement), dated August 13, 1993, between Congress and Borrower (the "Accounts Agreement"), together with all supplements thereto, including, but not limited to, the Covenant Supplement to Accounts Agreement, dated August 13, 1993, between Congress and Borrower (the "Covenant Supplement"), as amended by Amendment No. 1 to Financing Agreements dated March 29, 1994, Amendment No. 2 to Financing Agreements dated December 30, 1994, and various agreements, documents and instruments executed and/or delivered in connection therewith or related thereto (as the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

     Borrower and Guarantor have requested that Congress agree to amend the Financing Agreements to evidence Congress' consent to certain investments made by Borrower in BarOn Technologies Ltd., an Israeli corporation ("BarOn") and Congress is willing to so amend the Financing Agreements upon and subject to the terms and conditions contained herein.

     In consideration of the foregoing, the parties hereto hereby agree as follows:

     1. Definitions.

     (a) Additional Definitions.

     As used herein, the following term shall have the meaning given to it below, and the Financing Agreements shall be deemed and are hereby amended to include, in addition and not in limitation, the following definition:


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     "BarOn Investment Agreement" shall mean the Investment Agreement, dated
January 16, 1995 between Borrower and BarOn, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     (b) Interpretation. For purposes of this Amendment, unless otherwise defined herein, all capitalized terms used herein, including, but not limited to, those capitalized terms used and/or defined in the recitals hereto, shall have the respective meanings set forth in the Financing Agreements.

     2. Permitted Loans and Investments.

     (a) Effective as of January 16, 1995 the word "and" appearing at the end of
Section 4.5(j) is hereby deleted, a semicolon is hereby added to the end of
Section 4.5(k), and the following new Sections 4.5(l), 4.5(m), 4.5(n) and 4.5(o) are hereby inserted into the Covenant Supplement, immediately following Section 4.5(k) thereof:

          "(l) an equity investment in BarOn in the aggregate amount of $4,700,000 in the form of (i) cash in the amount of $4,200,000, of which
     (A) $2,700,000 has been paid on or about January 16, 1995 to existing shareholders of BarOn in exchange for 649,000 ordinary shares, par value N.I.S. 0.01 per share, of previously issued stock of BarOn and (B) $1,500,000 has been paid on or about January 16, 1995 directly to BarOn in exchange for 1,732,970 ordinary shares, par value N.I.S. 0.01 per share, of newly issued stock of BarOn and (ii) the forgiveness or contribution to equity of BarOn by Borrower of the existing indebtedness of BarOn to Borrower in the principal amount of $500,000 evidenced by the BarOn Loan Note;

          "(m) an additional equity investment in BarOn on May 16, 1995 in the amount of $1,000,000 in cash plus 127,592 shares of Borrower's common stock, to be made in accordance with the terms and provisions of the "Subsidiary Investment," as such term is defined in the BarOn Investment Agreement as in effect on January 16, 1995; provided, however, that, none of the cash portion of such additional equity investment may be made, directly or indirectly, with the proceeds of any loans, advances or other financial accommodations provided by Congress to Borrower unless (i) Borrower shall have Excess Availability of not less than $500,000 for the thirty (30) consecutive days immediately


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     preceding the date of such payment to BarOn and immediately after giving effect thereto and (ii) as of the date of and after giving effect to such payment, no Event of Default or act, condition or event which with notice or lapse of time or both would constitute an Event of Default shall exist or have occurred and be continuing; and provided, further, that, regardless of the source of funds, none of the cash portion of such additional equity investment may be made in any event unless (x) Borrower shall have Excess Availability of not less than $250,000 for the thirty (30) consecutive days immediately preceding the date of such payment to BarOn and immediately after giving effect thereto and (y) as of the date of and after giving effect to such payment, no Event of Default or act, condition or event which with notice or lapse of time or both would constitute an Event of Default shall exist or have occurred and be continuing;

          "(n) an additional equity investment in BarOn, at Borrower's option, in the amount of $1,000,000 in cash plus 127,592 shares of Borrower's common stock, to be made in accordance with the terms and provisions of the "Beta Investment," as such term is defined in the BarOn Investment Agreement as in effect on January 16, 1995; provided, however, that, none of the cash portion of such additional equity investment may be made, directly or indirectly, with the proceeds of any loans, advances or other financial accommodations provided by Congress to Borrower unless (i) Borrower shall have Excess Availability of not less than $1,000,000 for the thirty (30) consecutive days immediately preceding the date of such payment to BarOn and immediately after giving effect thereto and (ii) as of the date of and after giving effect to such payment, no Event of Default or act, condition or event which with notice or lapse of time or both would constitute an Event of Default shall exist or have occurred and be continuing; and provided, further, that, regardless of the source of funds, none of the cash portion of such additional equity investment may be made in any event unless (x) Borrower shall have Excess Availability of not less than $500,000 for the thirty (30) consecutive days immediately preceding the date of such payment to BarOn and immediately after giving effect thereto and (y) as of the date of and after giving effect to such payment, no Event of Default or act,


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     condition or event which with notice or lapse of time or both would constitute an Event of Default shall exist or have occurred and be continuing; and

          "(o) an additional equity investment in BarOn, at Borrower's option, in the amount of $1,000,000 in cash plus 127,592 shares of Borrower's common stock, to be made in accordance with the terms and provisions of the "ElectronicPen Investment," as such term is defined in the BarOn Investment Agreement as in effect on January 16, 1995; provided, however, that, none of the cash portion of such additional equity investment may be made, directly or indirectly, with the proceeds of any loans, advances or other financial accommodations provided by Congress to Borrower unless (i) Borrower shall have Excess Availability of not less than $1,000,000 for the thirty (30) consecutive days immediately preceding the date of such payment to BarOn and immediately after giving effect thereto and (ii) as of the date of and after giving effect to such payment, no Event of Default or act, condition or event which with notice or lapse of time or both would constitute an Event of Default shall exist or have occurred and be continuing; and provided, further, that, regardless of the source of funds, none of the cash portion of such additional equity investment may be made in any event unless (x) Borrower shall have Excess Availability of not less than $500,000 for the thirty (30) consecutive days immediately preceding the date of such payment to BarOn and immediately after giving effect thereto and (y) as of the date of and after giving effect to such payment, no Event of Default or act, condition or event which with notice or lapse of time or both would constitute an Event of Default shall exist or have occurred and be continuing;

     (b) Effective as of January 16, 1995, Section 4.5(i) of the Covenant Supplement shall be deemed deleted in its entirety and replaced with the following: (i) "[intentionally omitted]".

     (c) Notwithstanding the foregoing amendments, and except as expressly set forth in Sections 4.5(l), 4.5(m), 4.5(n) and 4.5(o) of the Covenant Supplement as added by this Amendment, Congress has not consented to or approved any additional investments by Borrower or its subsidiaries in BarOn, or loans to BarOn from Borrower or its subsidiaries, whether or not provided for or


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contemplated by the BarOn Investment Agreement other than investments by
Borrower paid for solely through issuance or delivery of Borrower's common stock, all of which additional investments or loans by Borrower, other than investments by Borrower paid for solely through issuance or delivery of Borrower's common stock, shall require Congress' prior written consent. Without limiting the foregoing, except for those additional cash equity investments in BarOn made in compliance with Sections 4.5(l), 4.5(m), 4.5(n) and 4.5(o) of the Covenant Supplement as added by this Amendment, all additional cash equity investments by Borrower or its subsidiaries in BarOn, as well as the consummation of any transactions involving any such cash investments pursuant to any agreements or instruments now existing or hereafter entered into between Borrower and BarOn, or any persons affiliated therewith, whether or not disclosed to or discussed with Congress, or contemplated by the BarOn Investment Agreement or otherwise, shall not be permitted for purposes of the Financing Agreements, unless a further written consent or amendment executed by Congress expressly with respect thereto is executed by Congress and delivered to Borrower after the execution and delivery of this Amendment.

     3. Confirmatory Pledge; Assignments.

     (a) Confirming and supplementing the other grants of Collateral set forth in the Financing Agreements, as additional security for payment and performance of all Obligations, Borrower hereby specifically pledges and assigns as Collateral to Congress, and hereby grants to Congress a security interest in the following: (i) all shares and rights to acquire ordinary shares or other capital stock of BarOn now owned and hereafter acquired by Borrower and all dividends, income and other distributions thereon, and (ii) all of the right, title and interest of Borrower (but not its obligations) in and to the BarOn Investment Agreement (including Borrower's right of first offer to acquire additional ordinary shares of BarOn pursuant thereto), the stock purchase agreements between Borrower and selling shareholders of BarOn, and any manufacturing agreements, manufacturing contracts and consulting agreements between Borrower and BarOn, subject, in the case of the agreements referred to in this clause
(ii), to Borrower's obtaining any required consents with respect to the collateral assignment thereof, and (iii) the proceeds thereof.

     (b) Borrower shall (i) deliver to Congress all certificates or other evidence of the ordinary shares or other shares of capital stock of BarOn now or hereafter owned by Borrower ("BarOn Stock"), together with stock powers or other appropriate instruments of transfer with respect thereto, duly executed by Borrower in blank and undated, and (ii) execute and deliver to Congress a pledge and security agreement in favor of Congress, in


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form and substance satisfactory to Congress, in order to further evidence and govern the pledge to Congress of all of the BarOn Stock; provided, that the failure to deliver such pledge and security agreement shall not impair the foregoing pledge of, and grant of security interest in, the BarOn Stock. Borrower shall use its best efforts to obtain any required consents to the collateral assignment in favor of Congress of Borrower's right, title and interest in and to the agreements referred to in paragraph 3(a)(ii) of this Amendment, and such collateral assignment as to a particular agreement shall take effect automatically upon obtaining such required consents applicable to such agreement, or immediately upon execution hereof to the extent no such consent is required by such agreement or applicable law.

     4. BarOn Accounts. Without limiting Congress' discretion to determine Eligible Accounts pursuant to the Financing Agreements, Borrower acknowledges that Accounts at any time owed by BarOn or any Affiliate of BarOn to Borrower shall not be Eligible Accounts for lending purposes, but shall nevertheless remain part of the Collateral.

     5. Representations, Warranties and Covenants. Borrower hereby represents, warrants and covenants to and in favor of Congress as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof:

          (a) No Event of Default has occurred or existed on the date hereof, and no event has occurred or condition exists which, with notice or lapse of time or both, would constitute an Event of Default.

          (b) The BarOn Investment Agreement and each of the other related documents, agreements and instruments executed and/or delivered in connection therewith have been duly authorized, executed and delivered by the parties thereto.

          (c) Borrower has delivered, or caused to be delivered to Congress, a true, correct and complete copy of the BarOn Investment Agreement and each of the other documents, agreements and instruments to be executed and/or delivered in connection with the transactions contemplated thereunder.

     6. Conditions Precedent. The effectiveness of the amendments and consents contained herein shall be subject to the satisfaction of the following conditions precedent:

          (a) the receipt by Congress, as pledgee, of all of the stock certificates of BarOn issued to Borrower representing all of the shares of BarOn Stock owned by Borrower as of the date


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     hereof, together with stock powers or other appropriate instruments of transfer with respect to each such stock certificate, executed by Borrower in blank and undated; and

          (b) the receipt by Congress of an original of this Amendment, duly authorized, executed and delivered by Borrower and consented to by Guarantor.

     7. Miscellaneous.

          (a) Headings. The headings listed herein are for convenience only and do not constitute matters to be considered in interpreting this Amendment.

          (b) Effect of this Amendment. Except as modified pursuant hereto, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of a conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. Any acknowledgment or consent contained herein shall not be construed to constitute a consent to any other or further action by Borrower or Guarantor or to entitle Borrower or Guarantor to any other consent.

          (c) Further Assurance. Borrower and Guarantor shall execute and deliver such additional documents and take such additional action as may be necessary or desirable, as determined by Congress, to effectuate the provisions and purposes of this Amendment.



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          (d) Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

                                            Very truly yours,

                                            CONGRESS FINANCIAL CORPORATION


                                            By: __________________________

                                            Title: _______________________

AGREED:

ELECTRONIC ASSOCIATES, INC.


By:_________________________

Title: _____________________



CONSENTED TO:

MILOTEC S.A. DE C.B.

By:_________________________

Title: _____________________



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